Reclassification	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Reclassification

26. Reclassification

Certain prior year amounts have been reclassified to conform to the current year presentation. These reclassifications had no impact on the Group’s reported results of operations, cash flows, or financial position. Specifically, for the fiscal years ended December 31, 2025 and 2024, certain project costs previously classified within plant and equipment have been reclassified to construction-in-progress to better reflect the nature and stage of completion of the underlying assets. In addition, certain line items within the consolidated statements of cash flows have been reclassified to more appropriately reflect the nature of the underlying transactions. In particular, loans from shareholders and directors, previously presented within changes in working capital, have been reclassified to financing activities.